September 2012 Investor Presentation

Disclaimer September 2012 Crumbs Bake Shop 2 The shares of Common Stock to be offered and sold in the Offering have not been and will not be registered under the Securities Act of 1933 , as amended (the "Act"), or under any state securities laws, nor has the Securities and Exchange Commission (the “SEC” or the "Commission") or any state regulatory authority endorsed the Offering . Any representation to the contrary is a criminal offense . Although Crumbs Bake Shop, Inc . (“Crumbs” or the “Company”) is expected to agree to file, within a certain period of time upon completion of the Offering, a registration statement with the Commission with respect to the Common Stock being offered, there can be no assurance that such registration statement will be declared effective by the Commission or that any investor will have an opportunity to sell its shares of Common Stock pursuant thereto . In the Offering, shares of Common Stock will be offered only to Qualified Institutional Buyers (as defined in Rule 144 A under the Act) and a limited number of "accredited investors" (as such term is defined in Regulation D under the Act) who are able to evaluate the merits and risks, including illiquidity of the investment . In making an investment decision, investors must rely upon their own examination of the Company and the terms of the Offering, including the merits and risks involved . The acquisition of the Common Stock, if offered, should be considered only by persons who can bear the economic risk of their investment for an indefinite period of time and can afford a total loss of their investment . Each prospective investor in the Offering should, prior to purchasing any Common Stock, consult its own attorney and business advisor as to the legal, business, tax and related matters concerning its investment and is urged to ask questions of, and receive answers from, the Company, its financial advisors, Janney Montgomery Scott LLC and Threadstone Advisors (a/k/a Susman Partners LLC) concerning the terms and conditions of the Offering and request any additional information they may consider necessary in making an informed investment decision . This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities of any nature whatsoever, nor do the contents of the presentation constitute legal, tax or business advice . This presentation and the Offering shall be kept confidential . The recipient agrees not to disclose to any third party any information contained herein, or any terms, conditions or other facts with respect to the Offering, including, without limitation, that the Company is or may be contemplating the Offering . Information included herewith has been obtained from the Company and other sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by, and should not be construed as a representation or warranty by, Janney Montgomery Scott LLC, Threadstone Advisors (a/k/a Susman Partners LLC) or the Company . Any representations and warranties will be contained only in a definitive agreement signed by the investor and the Company . The Company is subject to the information requirements of the Securities Exchange Act of 1934 , as amended, and files periodic reports, proxy statements and other information with the Commission . You may read and copy any document that Crumbs files with the SEC at the SEC’s public reference room in Washington, D . C . , located at 100 F Street, N . E . , Washington D . C . 20549 . Please call the SEC at 1 - 800 - SEC - 0330 for further information on the public reference room . The Company’s SEC filings are also available to the public from the SEC’s Internet site at http : //www . sec . gov and from the Company’s Internet site at http : //www . crumbs . com . However, information found on, or otherwise accessible through, these Internet sites is not incorporated into, and does not constitute a part of, this presentation .

Safe Harbor September 2012 Crumbs Bake Shop 3 The slide presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Readers of this presentation should be aware of the speculative nature of “forward - looking statements . ” Statements that are not historical in nature, including those that include the words “anticipate”, “estimate”, “plan”, “project”, “continuing”, “ongoing”, “target”, “aim” “expect”, “believe”, “intend”, “may”, “will”, “should”, “could”, or the negative of those words and other comparable words, are based on current expectations, estimates and projections about, among other things, the industry and the markets in which Crumbs operates, and they are not guarantees of future performance . Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including risks and uncertainties discussed in the reports that Crumbs has filed with the Commission ; general economic, market, or business conditions, including real estate market conditions ; changes in Crumbs’ competitive position or competitive actions by other companies ; Crumbs’ ability to maintain strong relationships with its customers ; disruptions in Crumbs’ supply chain ; Crumbs’ ability to retain key personnel ; Crumbs’ ability to achieve and/or manage growth and to meet target metrics associated with such growth ; Crumbs’ ability to successfully implement new products and strategies ; Crumbs’ ability to comply with government regulations ; changes in laws or regulations or policies of federal and state regulators and agencies ; and other circumstances beyond Crumbs’ control . Consequently, all of the forward - looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated will be realized or, if substantially realized, will have the expected consequences on Crumbs’ business or operations . These and other risks are discussed in detail in the periodic reports that Crumbs files with the Commission . Except as required by applicable laws, Crumbs does not intend to publish updates or revisions of any forward - looking statements it makes to reflect new information, future events or otherwise . Readers should understand that it is not possible to predict or identify all risks and uncertainties to which Crumbs may be subject . Consequently, readers should not consider such disclosures to be a complete discussion of all potential risks or uncertainties .

Offering Summary September 2012 Crumbs Bake Shop 4 Issuer Crumbs Bake Shop Exchange/Ticker NasdaqCM: CRMB Transaction PIPE; Reg D Distribution Format Private placement to institutional investors and accredited investors Offering Structure Common stock Use of Proceeds New store openings Working capital and general corporate purposes Financial Advisors Janney Montgomery Scott LLC (Lead Financial Advisor) Threadstone Advisors (Co - Advisor) Registration Rights Registration Statement to be filed within 30 days of closing; effective no later than 60 days following the closing; “penalty period” provisions after 120 days

Investment Highlights

Strong Organization Led By Experienced Retailing Visionary

- New CEO with significant retailing background
  - Experience envisioning and implementing initiatives to create consistent, sustainable growth
  - Grew Aeropostale from 119 stores ($120m revenue) to 1,000+ stores ($2.4b revenue) and $3.0b market cap
- Reorganized team; multiple new hires; leadership is executing today

Category Leader in Growing, Fragmented Market

- Significant category leader
- More than 5x the locations of nearest competitor in the gourmet cupcake category
- Significant growth opportunity - Crumbs has less than 1% market share of the $2.5 billion limited service bakery & snack category[1]
- Regional and national chains in this sector commonly locate in U.S. shopping malls, which Crumbs is just beginning to penetrate

Best Product Assortment and Cultural Reinvigoration

- Design team reinvigorating product assortment
- Recent partnership with worldwide leader in coffee, Starbucks

Improving Unit Level Economics

- Anticipated revenue growth generated by initiatives designed to increase transactions, transaction size, and units per transaction
- Initiatives also expected to increase profitability (higher gross margins and lower administrative expenses as a percentage of sales)
- Comps and earnings also benefit from exiting underperforming legacy locations

New Store Expansion Strategy

- Focus on mall locations with in-line and kiosk formats to maximize unit level economics
- Structured and strategic expansion strategy now in place to build brand without future cannibalization
- Hub and spoke replacing clustering with focus on high density areas
- Growth planned around existing baking partners to maximize supply chain efficiencies

(1) Source: Technomic

September 2012 Crumbs Bake Shop 5

Introduction September 2012 Crumbs Bake Shop 6 Outline 1. Transaction Summary 2. Evolution of the Company 3. Current Operations 4. Initiatives for Company Development 5. Financial Summary Presenters Julian Geiger, CEO • Proven merchandising and retailing expert • Credited with turning around Aéropostale as Chairman and Chief Executive Officer • 1998 - 2010 : Led Aéropostale from $ 120 m in revenue to $ 2 . 4 b in revenue and market cap of $ 3 . 0 b Chuck Ireland, CFO • 26 years in public accounting • CFO for Crumbs since 2008 • Experience in restaurant and food service businesses

Phase 1 – Era of Innovation (2003 – 2007) September 2012 Crumbs Bake Shop 7 • Founded with entrepreneurial spirit in 2003 by wife and husband team of Mia and Jason Bauer with first location on Upper West Side of New York • Leader in gourmet cupcakes and creator of category • Novel product size and design • Maintaining an entrepreneurial spirit • Core values of innovation, creativity, and newness led the growth in the business The first CRUMBS Bake Shop 321½ Amsterdam Ave, New York, NY Founders, Mia and Jason Bauer 2 2 3 4 6 0 20 40 60 80 100 120 140 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012P 2013P 2014P Number of Stores

Phase 2 – Era of Accelerated Growth and Experimentation (2008 – 2010) September 2012 Crumbs Bake Shop 8 • Capital infusion into the Company • Significant growth in store openings • Experimented with street locations in East Coast suburban markets and growth in new markets (Chicago, California, and DC) • 10 - yr leases signed without escape clauses, offering limited downside protection Crumbs, New Canaan, CT Crumbs, Malibu, CA 2 2 3 4 6 12 25 33 0 20 40 60 80 100 120 140 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012P 2013P 2014P Number of Stores

Phase 3 – The Perfect Storm and Aftermath (2011 – Q1 2012) September 2012 Crumbs Bake Shop 9 • Skill set of the organization failed to match those needed for rapid and profitable growth • May 2011 reverse merger distracted management • Marginal real estate decisions • Limited planning processes • 10 - yr leases signed without escape clauses • Weak site selection • Significant cannibalization • Short - term production issues related to change in bakery location • Lost culture of innovation and failed to focus on outstanding execution 2 2 3 4 6 12 25 33 48 0 20 40 60 80 100 120 140 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012P 2013P 2014P Number of Stores LaSalle storefront L’Enfant Plaza storefront

Phase 4 – Return to Era of Innovation Transition to Era of Operational Excellence (2012 – ) September 2012 Crumbs Bake Shop 10 • New leadership • Implementation of core fundamentals of successful retail operations to elevate unit level economics • Build merchandising and marketing calendar while emphasizing creativity in new product • Upgrading quality of district and store managers and associates • Build data warehouse to facilitate centralized ordering • Focus on building emotional connection to brand Rendering of Kiosks 2 2 3 4 6 12 25 33 48 62 83 116 0 20 40 60 80 100 120 140 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012P 2013P 2014P Number of Stores

Wave 1: Crumbs Six Point Initiative September 2012 Crumbs Bake Shop 11 Initiative Process Status Create an emotional connection with customers • Infuse new and innovative product assortment • Improve store experience (better service, friendlier staff, brighter store design) • Expand marketing • Never ending process • Linked to hiring and store expansion Restructure the organization • Define key position responsibilities • Hire individuals with the necessary skill set, talent, and experience • Complete • Next phase is training the new staff • SG&A improvements Supply chain management • Data warehousing • Automate ordering • Centralize ordering for Boston • 7/1/12: Centralized ordering for Boston • 11/1/12: All stores expected to be converted to automation New real estate strategy Focus on malls in the Boston - to - DC corridor • 2012 growth: 4 in - line mall, 5 kiosks • 2013 growth: 12 in - line mall, 12 kiosks, 3 street 2012: Opened 1 mall, signed 3 add’l leases Signed 1 Kiosk lease, 4 leases pending 2013: Currently in negotiations Identify and follow core values for the Company C are R espect U nderstand M otivate B elieve S ucceed • Continuous Control expenses • No cash compensation for CEO • Salary reductions for top employees • New hires at below market salary • Reduce outside consulting arrangements • Ongoing • Instituted budget process

Brand Positioning September 2012 Crumbs Bake Shop 12 Cupcakes Concept Category Crystal Handbags Chocolate Coffee We believe that Crumbs represents the gold standard in the cupcake industry

The Current Competitive Landscape September 2012 Crumbs Bake Shop 13 (8 stores) (9 stores) (5 stores) (10 stores) 53 10 9 8 5 Crumbs Sprinkles Melissa Magnolia Georgetown 0 10 20 30 40 50 60 Select Competitors in the Retail Gourmet Cupcake Category Number of Stores

We Believe Our Product Assortment and Quality… September 2012 Crumbs Bake Shop 14

…is Far Superior to the Competition September 2012 Crumbs Bake Shop 15 Georgetown Cupcake Sprinkles Cupcakes Magnolia Bakery Baked by Melissa

Wave 2: Drive Traffic to the Stores

Out of the gate, we believe our product is superior

- Research shows a more moist and flavorful product
- Visually superior and more attractive than competitors

Methodology of "Color and Concept"

- Innovative product development approach

Merchandising and marketing enhancements

- Merchandising and marketing with exciting product deliveries around a carefully planned calendar of seasonal/monthly events:
- "Push-Pop" cupcakes for the mall market (portable cupcakes with less mess)
- Build Your Own Cupcake – interactive experience for customers



Banana split cupcake



Mother's Day themed product

Calendar of Themed Cupcake Days

January New Years Super Bowl	February Valentine's Day President's Day	March March Madness St. Patrick's Day Easter	April Easter
May Mother's Day College Graduation Memorial Day	June Father's Day High School Graduation NBA Playoffs	July Independence Day	August Back-to-School
September Back-to-School Labor Day	October Columbus Day Halloween World Series	November Election Day Thanksgiving	December Hannukah Christmas New Year's Eve

September 2012 Crumbs Bake Shop 16

Beverage Expansion September 2012 Crumbs Bake Shop 17 • Partnered with the gold standard for coffee • Partnership with Starbucks • Market leader of coffee • Signage within Crumbs stores • Supply relationship (coffee and cups) • Three - year agreement • In NY by 9 / 27 / 12 ; all stores by 10 / 31 / 12 • Anticipate material lift to comp store sales • Advantages of beverage expansion • Higher margin than baked goods • Opportunity to upsell • Should drive additional traffic and multiple sales • Additional product opportunities under consideration • Sandwiches and candy

$800,000 $820,000 $840,000 $860,000 $880,000 $900,000 $920,000 Improving Economics of Existing Stores September 2012 Crumbs Bake Shop 18 Average Retail Sales per Store Starbucks Impact New Classifications Creative New Product Development Centralized Ordering Better Staff Starbucks Impact/New Classifications • Starbucks • Sandwiches • Candy Creative New Product Development • Innovative products • Holiday/event themes Centralized ordering • More “in stock” • Reduced waste, better margins Better Staff • Increased customer frequency • High upsell Estimated average store revenue improvement up to 15% or $120k contributes to improved EBITDA margins Average retail sales per store revenues of $800,000 is based on average annual estimated 2012 store performance.

Expected 2013 New Store Economics September 2012 Crumbs Bake Shop 19 Target Metrics (Kiosk) Revenues $733,500 EBITDA $171,000 EBITDA Margin 23.3% Investment $115,000 ROI, % 148.7% Payback Period 0.67 yrs Target Metrics (Mall) Revenues $950,000 EBITDA $168,000 EBITDA Margin 17.7% Investment $400,000 ROI, % 42.0% Payback Period 2.38 yrs Target Metrics (Street) Revenues $950,000 EBITDA $180,000 EBITDA Margin 18.9% Investment $400,000 ROI, % 45.0% Payback Period 2.22 yrs

2013 Projected EBITDA by Store September 2012 Crumbs Bake Shop 20 Stores opened under initial real estate strategy Stores opened under new real estate strategy (mall - based focus) $0

Preliminary Store Expansion Strategy

Projected Geographic Diversity at 200 Stores



WA (8)
MT
ND
MN (4)
VT
ME
OR
ID
SD
WI
NH (3)
MI
MA (15)
NY (40)
WY
RI (2)
IA
CT (10)
NE
PA (10)
NV
NJ (20)
UT
OH (9)
IL (10)
IN
DE (2)
CO
DC (4)
CA (20)
MO
WV
KS
KY
VA (5)
MD (6)
NC
TN
AZ
NM
OK
AR
SC
GA (8)
AL
MS
TX (15)
LA
FL (9)

September 2012 | Crumbs Bake Shop | 21

Domestic Market Opportunity September 2012 Crumbs Bake Shop 22 • Opportunity to be the category leader in a new specialty food retail concept • Similar specialty concepts have significant scale • Huge retail growth potential for Crumbs • Opportunity for international franchising (~900 stores) (~7,000 stores) (~275 stores)

Baking Operations September 2012 Crumbs Bake Shop 23 • Production is done by third - party bakers • Four baking facilities utilized with expansion opportunities • Fresh baked daily ; off premises • Deepen relationships with bakers to maintain consistency of baked goods served in Crumbs stores • Recently initiated quarterly meetings with all bakers • New York baker is a master scratch baker that benefits from the scale and growth of Crumbs • High quality product with ability to produce quantity to serve Crumbs’ needs • Serves other high - end customers : Fairway, Whole Foods, William Greenberg • With planned expansion in greater Philadelphia market, the Company intends on identifying a facility in the southern New Jersey area • West Coast and Chicago bakers to ship e - commerce orders to customers in their regional areas • Currently all e - commerce orders delivered from New York • Facilitates lower shipping costs, speedier delivery, and fresher product on delivery Chocolate Sundae

People and Culture September 2012 Crumbs Bake Shop 24 C are R espect U nderstand M otivate B elieve S ucceed Additional Recent Hires • VP of Planning • VP of Information Technology • VP of Marketing • SVP of Human Resources • Director of Store Operations • Designer • Head of Production • Quality Assurance Personnel • Publicist Creating Memorable Store Experience • More highly trained staff • Better customer service • Improved selection including Starbucks coffee • New product innovations • Seasonally themed cupcakes • “Push Pop” cupcakes for no mess eating (perfect for malls)

Financial Summary Chuck Ireland, CFO

Disclosure: Non - GAAP Information September 2012 Crumbs Bake Shop 26 Crumbs is providing Adjusted EBITDA information, which is defined as net income of the combined company, including net income attributable to any non-controlling interest, determined in accordance with all applicable and effective GAAP pronouncements up to December 31 , 2010 , before interest income or expense, income taxes and any gains or losses resulting from the change in estimate relating to the Tax Receivable Agreement, depreciation, amortization, deferred rent expense, losses or gains resulting from adjustments to the fair value of the contingent consideration, stock-based compensation expense, extraordinary or non-recurring expenses and all other extraordinary non-cash items for the applicable period as a compliment to U . S . generally accepted accounting principles (GAAP) results . Adjusted EBITDA measures are commonly used by management and investors as a measure of leverage capacity, debt service ability and liquidity . Adjusted EBITDA is not considered a measure of financial performance under GAAP, and the items excluded from Adjusted EBITDA are significant components in understanding and assessing our financial performance . Adjusted EBITDA should not be considered in isolation or as an alternative to, or superior to, such GAAP measures as net income, cash flows provided by or used in operating, investing or financing activities or other financial statement data presented in our consolidated financial statements as an indicator of financial performance or liquidity . Reconciliations of non-GAAP financial measures are provided in the accompanying tables . Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is susceptible to varying calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies .

Income Statement (as reported)

	Fiscal Year ended December 31, 2010	Fiscal Year ended December 31, 2011	YTD ended June 30, 2011	YTD ended June 30, 2012
Revenues	$31,077,448	$39,882,078	$20,012,768	$22,358,048
Cost of Goods Sold	12,879,677	16,945,889	8,425,990	9,537,550
Gross Profit	**$18,197,771**	**$22,936,189**	**$11,586,778**	**$12,820,498**
Operating Expenses				
Selling Expenses	1,146,226	1,424,146	818,592	686,330
Staff Expenses	8,266,574	12,679,907	6,120,020	6,744,840
Occupancy Expenses	4,711,783	7,369,409	3,273,298	4,792,391
General and Administrative	1,374,369	4,583,765	1,010,877	1,629,763
New Store Expenses	778,558	841,219	114,273	180,991
Depreciation and Amortization	929,894	1,459,588	675,199	915,013
Total Operating Expenses	$17,207,404	$28,358,034	$12,012,259	$14,949,328
EBIT	**$990,367**	**($5,421,845)**	**($425,481)**	**($2,128,830)**
Interest and Invest. Income/(Expense)	124	4,205	272	0
EBT	**$990,491**	**($5,417,640)**	**($425,209)**	**($2,128,830)**
Other Non-Operating Inc. (Exp.)	0	4,794	0	17,873
Fixed Asset Disposals	(194,120)	(852,020)	(13,444)	(58,390)
EBT excluding Non-Recurring Expenses	**$796,371**	**($6,264,866)**	**($438,653)**	**($2,169,347)**
Income Taxes	0	13,980	0	0
Net Income (Loss) to Company	**$796,371**	**($6,250,886)**	**($438,653)**	**($2,169,347)**
Minority Interest	0	2,592,111	181,866	882,103
Net Income (Loss)	**$796,371**	**($3,658,775)**	**($256,787)**	**($1,287,244)**
Reconciliation to Adjusted EBITDA				
Net Income (Loss) to Company	$796,371	($6,250,886)	($438,653)	($2,169,347)
Depreciation and Amortization	929,894	1,459,588	675,199	915,013
Deferred Rent Expense	515,997	960,052	258,260	395,656
Net Interest expenses	(124)	(4,205)	(272)	0
Fixed Asset Disposals	194,120	852,020	13,444	58,390
Income Taxes	0	(13,980)	0	0
Stock Based Compensation included in staff and G&A expenses	0	1,877,650	0	163,000
Non-recurring expenses included in operating expenses	0	531,918	97,859	8,554
Adjusted EBITDA	**$2,436,258**	**($587,843)**	**$605,837**	**($628,734)**

September 2012 Crumbs Bake Shop 27

Potential Benefits of Initiatives September 2012 Crumbs Bake Shop 28 Improved Comps for Existing Stores • New products and new beverages are expected to improve sales per store by approximately $40,000 - $45,000 • Incorporating beverages, a higher margin product, is expected to boost EBITDA margins • Merchandising improvements expected to increase sales per store $15,000 - $20,000 2013 Contributions from 25 New Stores (representing 15 Full Year Equivalents) • Expected to contribute an additional $13.1m • Expected to contribute $2.2m in additional 2013 EBITDA at EBITDA margins of 17.5% • Expected to contribute $1.3m in additional 2013 net income at net income margins of 9.8% Supply Chain Management • Use historical and current data to predict demand and maximize sales • Reduces discards thereby improving gross margin and profit Note: Potential benefits are based on the assumptions set forth above, however financial results cannot be guaranteed.

2012/2013 Projected Revenue and Adjusted EBITDA Comparison September 2012 Crumbs Bake Shop 29 Assumptions 1. Comp Store Sales • 2012: (14.1%) • 2013: 15.0% 2. 2013 Initiatives Comp Effects (Existing Stores only) • Coffee Partnership: +7% • Better Staff +2% • Creative Product: +3% • Centralized Ordering: +3% Note: 2013 New Stores and Full Effect of Stores Opened Last Year both already incorporate the new initiatives (in thousands) 2012 2013 Revenues Existing Stores $40,412 $40,412 New Stores (Partial Yr.) 3,266 13,087 Full Effect of Stores Opened Last Yr. 0 11,663 Store Closures 0 (93) New Initiatives 852 6,062 Wholesale, E - Commerce, Catering 1,958 1,874 $46,487 $73,006 Adjusted EBITDA Existing Stores $6,709 New Stores (Partial Yr.) 2,667 Full Effect of Stores Opened Last Yr. 2,544 Wholesale, E - Commerce, Catering 175 Store Opening Expenses (371) Corporate EBITDA (8,540) Adjusted EBITDA ($1,884) $3,184 2012 2013 Reconciliation to Net Income (Loss) Net Income (Loss) ($7,906) ($956) Depreciation/Amortization 1,915 2,573 Deferred Rent Expenses 749 976 Fixed Asset Disposals 528 0 Impaired Real Estate 493 0 Stock Based Compensation 2,279 591 Non - Recurring Expenses 58 0 Adjusted EBITDA ($1,884) $3,184

Balance Sheet (as reported) September 2012 Crumbs Bake Shop 30 Use of Proceeds • Fund new store openings • Working capital and general corporate purposes Net Operating Losses • NOL’s from prior years may offset future earnings for tax purposes BALANCE SHEET - AS OF JUNE 30, 2012 (in millions) Assets Cash And Equivalents $3.1 Accounts Receivable 0.3 Inventory 0.6 Other Current Assets 1.0 Total Current Assets $5.0 PP&E, Net 12.6 Intangible Assets 0.4 Other Long - term Assets 5.9 Total Assets $23.9 Liabilities and Equity Short Term Debt $0.0 Accounts Payable 1.5 Other Current Liabilities 0.5 Total Current Liabilities $2.1 Other Non - Current Liabilities 5.8 Common Equity 9.0 Minority Interest 7.0 Total Liabilities And Equity $23.9

Current Capitalization Schedule September 2012 Crumbs Bake Shop 31 Assumptions 1. Exchangeable Units are exchangeable for shares of Common Stock on a one for one basis (subject to certain adjustments related to organic dilution) at the request of any holder of such units, subject to certain restrictions . 2. Does not give effect to the following : • Issuance of Common Stock upon exercise of outstanding warrants : 5 , 456 , 300 • Contingency Units* issuable to members as earn-out consideration : 4 , 400 , 000 • Common Stock reserved for issuance under Equity Incentive Plan : 757 , 795 *Contingency Units are exchangeable for shares of Common Stock on a one for one basis 3. Other than Series A Voting Preferred Stock, issued upon the closing of the merger on May 5 , 2011 , no net additional shares of preferred stock are issued . Series A Voting Preferred Stock, among other things, initially entitles its holders to vote 10 votes per share (subject to anti - dilution) in all matters for which shares of Common Stock vote, and further entitles its holders voting as a class to certain special voting rights including the right to appoint certain directors during an earn-out period (expiring December 31 , 2015 ) . 4. Shares of Series A Voting Preferred Stock will be proportionately redeemed upon exchange of Exchangeable Units (e . g . the number of shares of Series A Voting Preferred Stock redeemed will, subject to equitable adjustment, equal the number of Exchangeable Units exchanged divided by 10 ) . Common Stock Common Stock Outstanding upon closing of IPO 6,062,556 Adjustments at Merger with Crumbs on 5/5/11 Common Stock tendered (1,594,584) Common Stock issued in lieu of expenses 176,519 Sponsor Common Stock cancelled (150,000) Common Stock Issued in exchange for Warrants 370,000 Units of Crumbs Member exchanged for Common Stock 641,394 Common Stock issued under equity incentive plan 280,500 Subtotal (as of 8/14/12) 5,786,385 Exchangeable Units issued to Crumbs Members¹ 3,900,000 Total² 9,686,385 Preferred Stock³ Preferred Stock Outstanding upon closing of IPO 0 Preferred Stock issued to Crumbs Members⁴ 454,139 Preferred Stock redeemed (64,139) Total 390,000